UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 2006

                              DHB INDUSTRIES, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


                        Commission File Number: 001-13112


              Delaware                                   11-3129361
       ----------------------                   ----------------------------
       State of Incorporation                   (IRS Employer Identification
                                                          Number)

400 Post Avenue, Suite 303, Westbury, New York                   11590
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(Address of principal executive office)                       (Zip Code)

(516) 997-1155
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(Registrant's telephone number, including area code)


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(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS


Pursuant to the Company's restructuring of its financial department, Dawn Schlegel, Chief Financial Officer, has resigned her position as the Chief Financial Officer and as a Board member, effective today, April 7, 2006. The Company has decided to move the Chief Financial Officer's location to that of its largest subsidiary, Point Blank Body Armor. This will position the Chief Financial Officer to be on site to oversee the operations and the internal control enhancements that the Company is in the process of implementing.

The Company has hired Lawrence R. Litowitz today to be the Director of Finance and he will assume all financial duties and financial responsibilities of the Company. Larry Litowitz is a partner with Tatum, LLC. His vast experience includes over 30 years focusing on entrepreneurial and middle market companies in a broad range of businesses. He has significant experience with mergers and acquisitions, SEC reporting, capital raising, Wall Street relations and turnaround experience. Some of his past positions included Chief Financial Officer and Senior Vice-President positions of various middle market companies, both public and private companies.

In addition to his experience in operations and finance, Mr. Litowitz spent more than 15 years in public accounting and teaching on the college level. He was with several firms, which merged into KPMG as well as Ernst and Young. Additionally, he worked at the AICPA where he was instrumental in implementing the Peer Review program. While at the AICPA he also taught accounting at Brooklyn College. Mr. Litowitz became a partner in the firm of Biller and Snyder a leading New York regional firm, after leaving the AICPA. He was the firm's senior authority on accounting and auditing matters. He also was in charge of the human resources department where he had a major impact on improving the overall profitability of the firm.

Mr. Litowitz holds a BS in accounting from Brooklyn College and MBA from New York University. He received his CPA from the State of New York.

The Compensation Committee has approved a one-year contract for Mr. Litowitz with annual salary of $325,000. In addition, the Compensation Committee has awarded him a currently exercisable warrant, for 50,000 shares of the Company's Common Stock, with an exercise price equal to the market price of the Company's Common Stock at the close of business today The Employment Contract to be entered into with Mr. Litowiz and the warrant awarded to him have not yet been prepared and executed. Both will be filed upon execution and delivery.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               DHB INDUSTRIES, INC.


                                               By:  /s/ DAVID BROOKS
                                                    ---------------------------
                                                    David Brooks
                                                    Chief Executive Officer and
                                                    Chairman of the Board
Dated:  April 7, 2006



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